Filed pursuant to 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Managers Fairpointe Mid Cap Fund

Supplement dated March 13, 2020 to the Prospectus and Statement of Additional Information,

each dated March 1, 2020

The following information supplements and supersedes any information to the contrary relating to AMG Managers Fairpointe Mid Cap Fund (the “Fund”), a series of AMG Funds IV, contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective as of April 30, 2020 (the “Implementation Date”), Marie L. Lorden will retire from Fairpointe Capital LLC, the Fund’s subadviser, and no longer serve as a portfolio manager of the Fund, and Thyra E. Zerhusen, Frances E. Tuite and Brian M. Washkowiak will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, as of the Implementation Date, all references to and information relating to Ms. Lorden in the Prospectus and SAI are hereby deleted and all references to the portfolio managers of the Fund shall refer to Mses. Zerhusen and Tuite and Mr. Washkowiak.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE